UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 28, 2013

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2013, the Board of Directors (the “Board”) of Electromed, Inc. (the “Company”) approved and adopted Amendment No. 2 (the “Amendment”) to the Company's bylaws (the “Bylaws”). The Amendment added to the Bylaws, among other things, procedures and informational requirements for shareholders seeking to propose business or nominations for election of directors to be considered at annual or special meetings of the Company’s shareholders, referred to as “advance notice provisions.” The Amendment specifically requires that:

•	only a person who is nominated (i) by or at the direction of the Board of Directors or (ii) by a shareholder in accordance with the Bylaws is eligible to serve as a director;

•	shareholders must deliver advance notice of nomination of directors for election at an annual meeting to the Secretary of the Company not more than 120 days nor less than 90 days prior to the first anniversary of the preceding year's annual meeting, subject to certain conditions;

•	shareholders must comply with the content of notice provisions for director nominations, including but not limited to the nominee’s name, written consent to serve, completed background questionnaire, and other information customarily provided in a proxy statement pursuant to the Securities Exchange Act of 1934, and the shareholder proponent’s name and address, number of shares of Company common stock held or beneficially owned by the shareholder proponent, description of material relationships between the shareholder proponent and the nominee, and a representation and appropriate evidence that the shareholder proponent is a shareholder and will continue to be a shareholder through the date of the meeting and will appear at the meeting to nominate the nominee;

•	only proposals of business to be considered by the shareholders may be made (i) pursuant to the Company notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board, or (iii) by any shareholder entitled to vote on the business at the meeting who complies with the notice procedures set forth in the Bylaws;

•	shareholders must deliver advance notice of business to be considered at any meeting to the Secretary of the Company not less than 90 days before the first anniversary of the date of the preceding year’s annual meeting, subject to certain conditions; and

•	shareholders must comply with the content of notice provisions for business to be considered at any meeting, including but not limited to a reasonably detailed description of the business to be considered, the reasons for considering such business, the text of any proposed resolutions, and the shareholder proponent’s name and address, number of shares of Company common stock held or beneficially owned by the shareholder proponent, any material interest in the business proposed by the shareholder proponent, and a representation and appropriate evidence that the shareholder proponent is a shareholder and will continue to be a shareholder through the date of the meeting and will appear at the meeting to propose the business.

The Amendment also provides that nothing in the Bylaws will be deemed to affect any rights of shareholders to request inclusion of shareholder proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2 to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

	3.1	Amendment No. 2 to Bylaws of Electromed, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electromed, Inc.

Date: April 2, 2013	By	/s/ Jeremy Brock
	Name:	Jeremy Brock
	Title:	Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

ELECTROMED, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 28, 2013	001-34839

Exhibit Number	Description
3.1	Amendment No. 2 to Bylaws of Electromed, Inc.